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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                   May 5, 1997
                Date of Report (Date of earliest event reported)




                               RIDDELL SPORTS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-19298                22-2890-400
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                         Identification No.)




 900 Third Avenue, 27th Floor, New York New York                10022
  (Address of Principal Executive Offices)                    (Zip Code)




                                 (212) 826-4300
               Registrant's telephone number, including area code




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On May 5, 1997, Riddell Sports Inc., a Delaware corporation (the "Company"), Cheer Acquisition Corporation, a Tennessee corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and Varsity Spirit Corporation, a Tennessee corporation ("Varsity Spirit"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will offer to purchase all outstanding shares of common stock, par value $0.01 per share, of Varsity Spirit (the "Shares") at $18.90 per share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions to be set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer") to be sent to Varsity Spirit shareholders. The Merger Agreement provides that, subject to certain exceptions, following satisfaction or waiver of the conditions to the Offer, Merger Sub will purchase all Shares validly tendered pursuant to the Offer and not otherwise withdrawn. The Offer is subject to the receipt of tenders of a majority of the outstanding Shares on a fully diluted basis. Pursuant to the Merger Agreement, as soon as practicable after the completion of the Offer and satisfaction or waiver of all conditions, Merger Sub will be merged with and into Varsity Spirit (the "Merger") with Varsity Spirit surviving the Merger as a wholly owned subsidiary of the Company (the "Surviving Corporation"). At the time at which the Merger is consummated (the "Effective Time"), each Share then outstanding (other than Shares held in the treasury of Varsity Spirit, Shares held by the Company, Merger Sub or any other wholly owned subsidiary of the Company and Shares held by stockholders of Varsity Spirit who exercise their dissenters' rights, if any, under the Tennessee Business Corporation Act) will be converted into the right to receive the Offer Price in cash.

         Pursuant to a shareholders agreement (the "Shareholders Agreement"), dated as of May 5, 1997, by and among the Company, Merger Sub and certain shareholders of Varsity Spirit (the "Shareholders"), the Shareholders have agreed to tender 1,738,530 Shares representing approximately 38% of the outstanding Shares of Varsity Spirit at the Offer Price and in accordance with the terms and conditions of the Offer.

         Pursuant to separate stock purchase agreements (the "Stock Purchase Agreements"), dated as of May 5, 1997, by and among the Company, Merger Sub and certain executives of Varsity Spirit (the "Purchasers"), following the consum-


                                        2

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mation of the Offer, the Purchasers will purchase certain shares of Company common stock at a price per share equal to the average closing price of Parent Common Stock for the 20 trading days ending on the day immediately preceding the consummation of the Offer; provided that the purchase price per share will not exceed $4.50 nor be less than $2.80.

         In connection with the transaction, the Company has entered into employment agreements (the "Employment Agreements") with certain executive officers of Varsity Spirit, copies of which are attached hereto.

         The Merger Agreement and Employment Agreements contemplate the grant of options to acquire an aggregate of 950,000 shares of Riddell common stock to the Varsity executives and other employees of Varsity upon consummation of the Merger.

         A press release (the "Press Release") describing the proposed transaction was released on May 6, 1997.

         The Merger Agreement, Shareholders Agreement, Stock Purchase Agreements, Employment Agreements, and Press Release are attached hereto as Exhibits 99.1 to 99.11 and each is incorporated herein by reference in its entirety. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibits.




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Item 7.                    Financial Statements and Exhibits.

(c)                        Exhibits.


99.1 Agreement and Plan of Merger, dated as of May 5, 1997, by and among Riddell Sports Inc., Cheer Acquisi-tion Corporation and Varsity Spirit Corporation.

99.2 Shareholders Agreement, dated as of May 5, 1997, among Riddell Sports Inc., Cheer Acquisition Corporation and certain shareholders set forth therein.

99.3                         Stock Purchase Agreement, dated as
                             of May 5, 1997, among Riddell Sports
                             Inc. and Jeffrey G. Webb.


99.4                         Stock Purchase Agreement, dated as
                             of May 5, 1997, among Riddell Sports
                             Inc. and Gregory C. Webb.

99.5                         Stock Purchase Agreement, dated as
                             of May 5, 1997, among Riddell Sports
                             Inc. and W. Kline Boyd.

99.6                         Stock Purchase Agreement, dated as
                             of May 5, 1997, among Riddell Sports
                             Inc. and J. Kristin Shepard.

99.7                         Employment Agreement, dated as of
                             May 5, 1997, among Riddell Sports
                             Inc. and Jeffrey G. Webb.

99.8                         Employment Agreement, dated as of
                             May 5, 1997, among Riddell Sports
                             Inc. and Gregory C. Webb.

99.9                         Employment Agreement, dated as of
                             May 5, 1997, among Riddell Sports
                             Inc. and W. Kline Boyd.

99.10                        Employment Agreement, dated as of
                             May 5, 1997, among Riddell Sports
                             Inc. and J. Kristin Shepard.

99.11                        Joint Press Release, dated as of May
                             6, 1997, issued by Riddell Sports
                             Inc. and Varsity Spirit Corporation.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 9, 1997


                                    RIDDELL SPORTS INC.


                                    By:/s/ David Groelinger
                                       Name: David Groelinger
                                       Title: Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit No.                     Description


99.1 Agreement and Plan of Merger, dated as of May 5, 1997, by and among Riddell Sports Inc., Cheer Acquisi-tion Corporation and Varsity Spirit Corporation.

99.2 Shareholders Agreement, dated as of May 5, 1997, among Riddell Sports Inc., Cheer Acquisition Corporation and certain shareholders set forth therein.

99.3                            Stock Purchase Agreement, dated as of
                                May 5, 1997, among Riddell Sports
                                Inc. and Jeffrey G. Webb.

99.4                            Stock Purchase Agreement, dated as of
                                May 5, 1997, among Riddell Sports
                                Inc. and Gregory C. Webb.

99.5                            Stock Purchase Agreement, dated as of
                                May 5, 1997, among Riddell Sports
                                Inc. and W. Kline Boyd.

99.6                            Stock Purchase Agreement, dated as of
                                May 5, 1997, among Riddell Sports
                                Inc. and J. Kristin Shepard.

99.7 Employment Agreement, dated as of May 5, 1997, among Riddell Sports Inc. and Jeffrey G. Webb.

99.8 Employment Agreement, dated as of May 5, 1997, among Riddell Sports Inc. and Gregory C. Webb.

99.9 Employment Agreement, dated as of May 5, 1997, among Riddell Sports Inc. and W. Kline Boyd.

99.10 Employment Agreement, dated as of May 5, 1997, among Riddell Sports Inc. and J. Kristin Shepard.


99.11                           Joint Press Release, dated as of May
                                6, 1997, issued by Riddell Sports
                                Inc. and Varsity Spirit Corporation.




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